                                                                   Exhibit 32(b)

                           SECTION 1350 CERTIFICATION

 Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. ss. 1350)

      Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. ss.
1350), the undersigned officer of Lynch Corporation, an Indiana corporation (the
"Corporation"), does hereby certify that:

      The Annual Report on Form 10-K for the year ended December 31, 2004 (the
"Form 10-K") of the Corporation fully complies with the requirements of Section
13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

                                                     /s/ Eugene Hynes
                                                     ---------------------------
                                                     Eugene Hynes
                                                     Vice President of Finance
                                                     March 24, 2005